ASSIGNMENT OF PARTNERSHIP INTEREST
           FOR THE TENDER OF UNITS OF LIMITED PARTNERSHIP INTEREST IN
                           DAVIDSON GROWTH PLUS, L.P.
            PURSUANT TO THE OFFER TO PURCHASE DATED DECEMBER 8, 1995

--------------------------------------------------------------------------------
        THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT
12:00 MIDNIGHT, NEW YORK TIME, ON JANUARY 8, 1996 UNLESS THE OFFER IS EXTENDED.

--------------------------------------------------------------------------------


                        The Depositary for the Offer is:

                                IFGP CORPORATION



               By Mail:                      By Facsimile:             To Confirm:              By Hand/Overnight Delivery:
             P.O. Box 909                   (803) 239-1032           (800) 313-1542            One Insignia Financial Plaza
   Greenville, South Carolina 29602                                                          Greenville, South Carolina 29601

     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN COMPLETING THE ASSIGNMENT OF PARTNERSHIP INTEREST, PLEASE CALL OUR INFORMATION AGENT, BEACON HILL PARTNERS, TOLL FREE AT (800) 755-5001.

     DELIVERY OF THIS ASSIGNMENT OF PARTNERSHIP INTEREST OR ANY OTHER REQUIRED DOCUMENTS TO AN ADDRESS OTHER THAN THE ONE SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE VALID DELIVERY.

               PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS

Dear Limited Partner:

     The undersigned hereby tenders to DGP Acquisition, L.L.C., a Delaware limited liability company (the "Purchaser"), the number of the undersigned's units of limited partnership interest (the "Units") specified below in Davidson Growth Plus, L.P., a Delaware limited partnership (the "Partnership"), at a price of $240.00 per Unit, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 8, 1995, receipt of which is hereby acknowledged, and in this Assignment of Partnership Interest (which, together with any supplements or amendments, collectively constitute the "Offer"). The Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase Units tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of tendering Limited Partners to receive payment for Units validly tendered and accepted for payment pursuant to the Offer.

     Subject to and effective upon acceptance for payment of and payment for the Units tendered hereby, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Units tendered hereby; provided, that if proration of tendered Units is required as described in Section 1 of the Offer to Purchase, this Assignment of Partnership Interest shall be effective to transfer to the Purchaser only that number of the undersigned's Units as is accepted for payment and thereby purchased by the Purchaser. The undersigned understands that upon acceptance for payment of and payment for the tendered Units, the Purchaser will be entitled to seek admission to the Partnership as a Limited Partner in substitution for the undersigned as to all the tendered Units, except that if proration of tendered Units is required as described in Section 1 of the Offer to Purchase, and as a result the Purchaser accepts for payment and thereby purchases less than all of the undersigned's Units tendered hereby, then the undersigned may continue to be a Limited Partner with respect to the tendered Units that are not purchased.

     The undersigned irrevocably appoints the Purchaser, its officers, and any designees of the Purchaser, as the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights with respect to the Units tendered by the undersigned and accepted for payment by the Purchaser. Such power of attorney and proxy shall be considered coupled with an interest in the tendered Units and is irrevocable. When the Units tendered hereby are accepted for payment pursuant to the Offer, all prior proxies and powers given by the undersigned with respect to the Units will, without further action, be revoked, and no subsequent proxies or powers may be given, and if given will not be effective. The Purchaser, its officers and any designee of the Purchaser will, with respect to the Units, be empowered to exercise all voting and other rights of the undersigned as they, in their sole discretion, may deem proper, whether at any meeting of the Partnership's Limited Partners, by written consent or otherwise. The foregoing proxy and power may be exercised by the Purchaser or any of the other persons referred to above acting alone.

     In addition to and without limiting the generality of the foregoing, the undersigned hereby irrevocably (a) appoints any person nominated by the Purchaser (the "Agent") as the undersigned's attorney-in-fact, with an irrevocable instruction to the Agent to execute all or any instrument of transfer and/or other documents in the Agent's discretion in relation to the Units tendered hereby and to do all such other acts and things as may in the opinion of the Agent be necessary or expedient for the purpose of, or in connection with, the undersigned's acceptance of the Offer and to vest in the Purchaser, or as it may direct, those Units (or, if proration of tendered Units is required as described in Section 1 of the Offer to Purchase, such of those Units as are purchased by the Purchaser); (b) authorizes and requests the Partnership and its general partners to take any and all acts as may be required to effect the transfer of the undersigned's Units (or, if proration of tendered Units is required as described in Section 1 of the Offer to Purchase, such of those Units as are purchased by the Purchaser) to the Purchaser or the Purchaser's nominee and admit the Purchaser as a substitute Limited Partner in the Partnership; (c) assigns to the Purchaser and assigns all of the right, title and interest of the Limited Partner in and to any and all distributions made by the Partnership from and after the expiration of the Offer in respect of the Units tendered by the Limited Partner (or, if proration is required, as described in section 1 of the Offer to Purchase, such of those Units as are purchased by the Purchaser); and (d) agrees not to exercise any rights pertaining to the Units without the prior consent of the Purchaser.

     The undersigned hereby represents and warrants that the undersigned owns the Units tendered hereby and has full power and authority to validly tender, sell, assign and transfer the Units tendered hereby and that when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and such Units will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Units tendered hereby.

     The undersigned understands that a tender of Units pursuant to the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

                        PLEASE COMPLETE ALL SHADED AREAS*

                         SIGN HERE TO TENDER YOUR UNITS

-------------------------------------------------------------------------------
                                     BOX A

     The undersigned Limited Partner (or authorized person signing on behalf of the registered Limited Partner) hereby tenders the number of Units specified below pursuant to the terms of the Offer. The undersigned hereby certifies, under penalties of perjury, that the information and representations provided in Boxes A, B and C of this Assignment of Partnership Interest, which have been duly completed by the undersigned, are true and correct as of the date hereof.

X_______________________________________

X_______________________________________
     Signature(s) of Limited Partners


Date:_______________________________________

     (Must be signed by registered Limited Partner(s) exactly as name(s) appear(s) in the Partnership's records. If signature is by an officer of a corporation, attorney-in-fact, agent, executor, administrator, trustee, guardian or other person(s) acting in fiduciary or representative capacity, please complete the line captioned "Capacity (Full Title)" and see Instruction 5.)

Print Name(s):______________________________________

              ______________________________________


Capacity (Full Title):______________________________



Address: ___________________________________________

____________________________________________________
                   (Include Zip Code)

(The address provided above must be the registered address of the Limited Partner, or else a signature guarantee is required below.)


_______________________________     _____________________________________
         Area Code and                        Social Security Number
       Telephone Number                     or Taxpayer Identification




Number of                       Number of
Units Tendered:_______________  Units Owned: ________________________

(If no indication is given, all units owned of record by the Limited Partner will be deemed tendered. If you wish to tender less than all of your Units, you must continue to own at least 5 Units.)


                            GUARANTEE OF SIGNATURE(S)

                    *(If Required--See Instructions 1 and 6)

Authorized Signature:________________

Name: _______________________________

Date: _______________________________



Name of Firm:________________________

Address:_____________________________

Area Code and Tel. No.: _____________

--------------------------------------------------------------------------------


                                   IMPORTANT!

         LIMITED PARTNERS MUST ALSO COMPLETE BOTH BOX B AND BOX C BELOW.

--------------------------------------------------------------------------------
                                     BOX B

   SUBSTITUTE
   Form W-9          Part 1--PLEASE  PROVIDE YOUR TIN IN THE BOX AT RIGHT AND
   Department of     CERTIFY BY SIGNING AND DATING BELOW
   the Treasury
   Internal                  --------------------------------------
   Revenue Service                Social Security Number(s) or
                                 Employer Identification Number
                     -----------------------------------------------------------

                     Part 2--Certification--Under penalties of perjury, I
                     certify that: (1) The number shown on this form is my
                     correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to
   Payer's           back-up withholding either because I have not been notified
   Request for       by the Internal Revenue Service (IRS) that I am subject to
   Taxpayer          back-up withholding as a result of failure to report all
   Identification    interest or dividends, or the IRS has notified me that I am
   Number (TIN)      no longer subject to back-up withholding.

                     -----------------------------------------------------------

                     Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to back-up withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to back-up withholding you received another notification from the IRS that you are no longer subject to back-up withholding, do not cross out item (2).

                     SIGNATURE:________________________ DATE: _________________

                                                          Part 3--
                                                          Awaiting TIN [  ]

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

          *(To be completed only if the box in Part 3 above is checked)

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.


--------------------------------------     ------------------------------------
              Signature                                Signature

--------------------------------------------------------------------------------

                                      BOX C

             FIRPTA AFFIDAVIT--CERTIFICATE OF NON-FOREIGN STATUS

     Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the Purchaser that withholding of tax is not required upon this disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of the tendering Limited Partner named above:

     1. The Limited Partner, if an individual, is not a nonresident alien for purposes of U.S. income taxation, and if not an individual, is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

     2. The Limited Partner's Social Security Number (for individuals) or Employer Identification Number (for non-individuals) is: ______________; and

     3. The Limited Partner's address is: _____________________________________.

     I understand that this certification may be disclosed to the Internal Revenue Service by the transferee and that any false statement I have made here could be punished by fine, imprisonment, or both.

     Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete.


--------------------------------------     ------------------------------------
              Signature                                Signature

Title: _______________________________     Title: _____________________________

-------------------------------------------------------------------------------

                                  INSTRUCTIONS
                                       to
                       ASSIGNMENT OF PARTNERSHIP INTEREST
                                       for
                           DAVIDSON GROWTH PLUS, L.P.

                FORMING PART OF TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. If the Assignment of Partnership Interest is signed by the registered holder of the Units and payment is to be made directly to that holder at that holder's registered address, then no signature guarantee is required on the Assignment of Partnership Interest. Similarly, if the Units are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank, savings bank, credit union, savings and loan association or trust company having an office, branch or agency in the United States (each an "Eligible Institution"), no signature guarantee is required on the Assignment of Partnership Interest. HOWEVER, IN ALL OTHER CASES, ALL SIGNATURES ON THE ASSIGNMENT OF PARTNERSHIP INTEREST MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION, AND THEREFORE THE SECTION OF BOX A ENTITLED "GUARANTEE OF SIGNATURE(S)" MUST BE COMPLETED IN ADDITION TO THE SHADED AREAS.

     2. DELIVERY OF ASSIGNMENT OF PARTNERSHIP INTEREST. The Assignment of Partnership Interest is to be completed by all Limited Partners who wish to tender Units in response to the Offer. For a Limited Partner validly to tender Units, a properly completed and duly executed Assignment of Partnership Interest (or a facsimile thereof), along with any required signature guarantees and any other required documents, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in the Offer to Purchase).

     THE METHOD OF DELIVERY OF THE ASSIGNMENT OF PARTNERSHIP INTEREST AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING LIMITED PARTNER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Units will be purchased (except from a Limited Partner who is tendering all of the Units owned by that Limited Partner). All tendering Limited Partners, by execution of the Assignment of Partnership Interest (or facsimile thereof), waive any right to receive any notice of the acceptance of their Units for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, additional information may be provided on a separate signed schedule attached hereto.

     4. MINIMUM TENDERS. A Limited Partner may tender any or all of his or her Units; provided, however, that in order for a partial tender to be valid, after the sale of Units pursuant to the Offer the Limited Partner must continue to hold at least five Units. Accordingly, a Limited Partner who owns five or fewer Units must tender all or none of that Limited Partner's Units.

     5. SIGNATURES ON ASSIGNMENT OF PARTNERSHIP INTEREST. If the Assignment of Partnership Interest is signed by the registered holder(s) of the Units tendered hereby, THE SIGNATURE(S) MUST CORRESPOND EXACTLY WITH THE NAME(S) AS SHOWN ON THE RECORDS OF THE PARTNERSHIP WITHOUT ALTERATION, ENLARGEMENT OR ANY CHANGE WHATSOEVER.

     IF ANY OF THE UNITS TENDERED HEREBY ARE HELD OF RECORD BY TWO OR MORE JOINT HOLDERS, ALL SUCH HOLDERS MUST SIGN THE ASSIGNMENT OF PARTNERSHIP INTEREST.

     A Limited Partner may tender any or all of the Units owned by that Limited Partner; provided, however, that in order for a partial tender to be valid, after the sale of Units pursuant to the Offer, the Limited Partner must continue to hold at least five Units. No alternative, conditional or contingent tenders will be accepted.

     If the Assignment of Partnership is signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Depositary of their authority so to act must be submitted.

     6. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name(s) of a person(s) other than the signer(s) of the Assignment of Partnership Interest or if a check is to be sent to someone other than the signer(s) of the Assignment of Partnership Interest or to an address other than that shown on the Assignment of Partnership Interest, signature guarantees are required. See Section 1.

     7. WAIVER OF CONDITIONS. The Purchaser expressly reserves the absolute right, in its sole discretion, to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Units tendered.

     8. REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Copies of the Offer to Purchase and the Assignment of Partnership Interest may be obtained from the Information Agent.

     9. SUBSTITUTE FORM W-9. Each tendering Limited Partner is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Limited Partner's social security or federal employer's identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below. You must cross out item (2) in the Certification box on Substitute Form W-9 if you are subject to back-up withholding. Failure to provide the information on the form may subject the tendering Limited Partner to 31% federal income tax withholding on the payments made to the Limited Partner or other payee with respect to Units purchased pursuant to the Offer. The box in Part 3 of the form may be checked if the tendering Limited Partner has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN within sixty (60) days, thereafter the Depositary will withhold 31% on all such payments of the purchase price until a TIN is provided to the Depositary.

     10. FIRPTA AFFIDAVIT. To avoid potential withholding of tax pursuant to
Section 1445 of the Internal Revenue Code in an amount equal to 10% of the purchase price for Units purchased pursuant to the Offer, plus the amount of any liabilities of the Partnership allocable to such Units, each Limited Partner who or which is a United States person must complete the FIRPTA Affidavit contained in the Assignment of Partnership stating, under penalties of perjury, such Limited Partner's TIN and address, and that such Limited Partner is not a foreign person. Tax withheld under Section 1445 of the Internal Revenue Code is not an additional tax. If withholding results in an overpayment of tax, a refund may be obtained from the IRS.

     IMPORTANT: THE ASSIGNMENT OF PARTNERSHIP INTEREST OR FACSIMILE COPY THEREOF (TOGETHER WITH ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE. IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE COMPLETING THE ASSIGNMENT OF PARTNERSHIP INTEREST, PLEASE CALL THE INFORMATION AGENT, BEACON HILL PARTNERS, TOLL FREE AT (800) 755-5001 OR COLLECT AT (212) 843-8500.

                            IMPORTANT TAX INFORMATION

     Under the federal tax law, a Limited Partner whose tendered Units are accepted for payment is required by law to provide the Depositary with such Limited Partner's correct TIN on Substitute Form W-9 below. If such Limited Partner is an individual, the TIN is his or her social security number. If the Depositary is not provided with the correct TIN, the Limited Partner or other payee may be subject to a penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Limited Partner or other payee with respect to Units purchased pursuant to the Offer may be subject to backup withholding.

     Certain Limited Partners (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Limited Partner must submit to the Depositary a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Limited Partner's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional institutions.

     If backup withholding applies, the Depositary is required to withhold 31 percent of any payments made to the Limited Partner or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     PLEASE NOTE THAT A TENDERING BENEFICIAL OWNER OF UNITS WHOSE UNITS ARE OWNED OF RECORD BY AN INDIVIDUAL RETIREMENT ACCOUNT OR OTHER QUALIFIED PLAN WILL NOT RECEIVE DIRECT PAYMENT OF THE PURCHASE PRICE; RATHER, PAYMENT WILL BE MADE TO THE CUSTODIAN OF SUCH ACCOUNT OR PLAN. IF THE ACCOUNT IS AN IRA ACCOUNT, THE CUSTODIAN OF THE ACCOUNT MUST SIGN THIS ASSIGNMENT OF PARTNERSHIP INTEREST.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made to a Limited Partner or other payee with respect to Units purchased pursuant to the Offer, the Limited Partner is required to notify the Depositary of the Unit of the Limited Partner's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Limited Partner is awaiting a TIN) and that (1) the Limited Partner has not been notified by the Internal Revenue Service that the Limited Partner is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Limited Partner that the Limited Partner is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Limited Partner is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Units. If the Units are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.